UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 24, 2015

Westlake Chemical Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36567	32-0436529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 585-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 24, 2015, Westlake Chemical Partners LP (the “Partnership”) issued a press release with respect to its financial and operating results for the fourth quarter of 2014. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
The Partnership is holding a conference call on February 24, 2015 to discuss its 2014 fourth quarter results. Information about the call can be found in the press release furnished with this Current Report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:
99.1    Press release issued on February 24, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL PARTNERS LP
		By:	Westlake Chemical Partners GP LLC, its general partner
Date:	February 24, 2015	By:	/S/ ALBERT CHAO
Albert Chao President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on February 24, 2015.